Leases - Components of Net Investment in Sales-Type and Direct Financing Leases (Detail) - USD ($) $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Capital Leases, Net Investment in Direct Financing and Sales Type Leases [Abstract]
Aggregate future minimum lease payments to be received	$ 11,257	$ 10,257
Unguaranteed residual values accruing to the lessor's benefit	1,175	766
Unearned income	(1,023)	(887)
Initial direct costs	237	204
Total net investment in sales-type and direct financing leases	$ 11,646	$ 10,340